Rule 497(e)

File Nos. 002-75503

811-03364

GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West Federated Bond Fund

(the “Fund”)

Initial Class and Class L Shares

Supplement dated May 30, 2013 to the Prospectus and Summary Prospectus for

Great-West Federated Bond Fund, each dated May 1, 2013, and the Statement of

Additional Information for Great-West Funds, Inc., dated May 1, 2013

Ihab Salib has replaced Roberto Sanchez-Dahl as one of the portfolio managers of the Fund. The following changes are made to the Prospectus, Summary Prospectus and Statement of Additional Information, as applicable:

Under the section entitled “Portfolio Managers” on page 4 of the Prospectus and Summary prospectus, the information regarding Roberto Sanchez-Dahl is deleted and replaced with the following:

“Ihab Salib*	Senior Vice President and Senior Portfolio Manager	2013
*	Mr. Salib is a portfolio manager with respect to the emerging markets portion of the Fund.”

Under the section entitled “Sub-Adviser” on pages 11-12 of the Prospectus, the information regarding Roberto Sanchez-Dahl is deleted and replaced with the following:

“Mr. Salib, who manages only the emerging markets portion of the Fund, is a Senior Vice President and Senior Portfolio Manager for Federated, and Head of their International Fixed Income Group. He joined Federated in 1999.”

Under the section entitled “Other Accounts Managed” on page 44 of the Statement of Additional Information, the information regarding Roberto Sanchez-Dahl is deleted and replaced with the following:

	“AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ihab Salib	13	2,100	6	457	0	0	0	0	0	0	7	1,100”

Under the section entitled “Compensation” on pages 44-45 of the Statement of Additional Information, the information regarding Roberto Sanchez-Dahl is deleted and replaced with the following:

“Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Salib manages only the emerging markets portion of the Fund. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Barclays Universal Bond Index, and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Salib is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is less than or equal to the weighting assigned to other accounts or funds used to determine IPP. In his role as Head of the International Fixed Income Group, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product-specific benchmarks and peer groups. In addition, Mr. Salib serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income products. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus, Summary

Prospectus and Statement of Additional Information.

Please keep this Supplement for future reference.

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